UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 23, 2020

AgroFresh Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36316	46-4007249
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Washington Square 510-530 Walnut Street, Suite 1350 Philadelphia, PA		19106
(Address of Principal Executive Offices)		(Zip Code)
(267) 317-9139
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AGFS	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of Common Stock at an exercise price of $11.50	AGFSW	The Nasdaq Stock Market LLC

Item 8.01. Other Events.

AgroFresh Solutions, Inc. (the “Company,” “we,” “our,” or “us”) is relying on the order issued by the Securities and Exchange Commission (the “SEC”) on March 25, 2020 in SEC Release No. 34-88465 pursuant to the SEC’s authority under Section 36 of the Securities Exchange Act of 1934 (the “Exchange Act”) granting exemptions from certain provisions of the Exchange Act and the rules thereunder related to the reporting requirements for certain public companies, subject to certain conditions, to delay the filing of the definitive proxy statement for its 2020 annual meeting of shareholders (the “Proxy Statement”), including information required by Part III of Form 10-K that is to be incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “Part III Information”).

Since early March, we have been following the recommendations of state and local health authorities to minimize the COVID-19 exposure risk for our team members, including restricting access to our physical offices. The office closures and work from home policy have in turn caused a delay in the completion of our Proxy Statement process and we are in the process of working on a remote basis to complete and file the Proxy Statement, including the Part III Information, as quickly as possible. The Company expects to file the Proxy Statement, including the Part III Information, no later than June 15, 2020 (which is 45 days from the Proxy Statement’s original filing deadline of April 29, 2020). We currently expect that the Company’s 2020 annual meeting of shareholders will take place on August 6, 2020.

The Company is supplementing the risk factors previously disclosed on the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 with the following risk factor:

Risks associated with the current uncertainty with respect to rapid expansion of the COVID-19 pandemic

We are cognizant of the rapid expansion of the COVID-19 pandemic and the resulting global implications. To date, there have been no disruptions to our day-to-day operations. However, there continues to be a possibility for potential developments that could adversely affect our operations, research and development and marketing plans. The impact of these restrictions on the results of our business, if implemented, is currently unknown but could be significant.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Dated: April 23, 2020

AGROFRESH SOLUTIONS, INC. By: /s/ Thomas Ermi Name: Thomas Ermi Title: Vice President and General Counsel